Business Combination, Significant Transaction and Sale of Business - Schedule of Estimated Fair Values of the Assets Acquired and Liabilities at the Date of Acquisition (Details) - Acquisition of Alacer Matrix LLC ("Alacer") [Member]
$ in Thousands
Dec. 31, 2024 USD ($)
Schedule of Estimated Fair Values of the Assets Acquired and Liabilities at the Date of Acquisition [Line Items]
Net assets excluding cash acquired	$ 100
Intangible assets	555
Deferred taxes	(150)
Non-controlling interests	(254)
Goodwill	1,699
Total assets acquired net of acquired cash	$ 1,950